Exhibit 10.34


                 PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT
                                      (SEI)


         THIS PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT ("Agreement") is made and entered into as of the 7th day of May, 1997, by SOUTHHAMPTON ENTERPRISES INC., a Texas corporation (hereinafter called "Pledgor"), whose chief executive office is located at 9211 Diplomacy Row, Dallas, Texas 75247, in favor of IMPERIAL BANK, a California banking corporation, and its successors and assigns (hereinafter called "Secured Party"), whose address is 9920 South La Cienega Boulevard, Lending Services, Inglewood, California 90301.

1.       RECITALS

         1.1 Secured Party has agreed to make certain financial accommodations to THE ANTIGUA GROUP, INC., a Nevada corporation (hereinafter when referred to in this capacity called "Borrower").

         1.2 Secured Party's agreement to make financial accommodations to Borrower is conditioned upon Secured Party's receiving a pledge and security interest in all stock and securities issued by THE ANTIGUA GROUP, INC., a Nevada corporation (hereinafter when referred to in this capacity called the "Company"), now owned or hereafter acquired by Pledgor.

         1.3 Pledgor is the owner of all of the shares of the capital stock of the Company, and Pledgor desires to pledge to Secured Party such shares in connection with Secured Party's financial accommodations to Borrower.

2.       PLEDGE OF STOCK

         2.1 Pledgor hereby assigns, transfers, pledges and delivers to Secured Party and grants Secured Party a security interest in all issued and outstanding stock in the Company now owned or hereafter acquired by Pledgor, including without limitation the stock described on Schedule 2.1 attached hereto and by this reference made a part hereof, together with all earnings thereon, all
additions   thereto,   all  proceeds   thereof  from  sale  or  otherwise,   all
substitutions  therefor,  and all  securities  issued with respect  thereto as a
result  of  any  stock  dividend,   stock  split,   warrants  or  other  rights,
reclassification, readjustment or other change in the capital structure of the Company, and the securities of any corporation or other properties received upon the conversion or exchange thereof pursuant to any merger, consolidation, reorganization, sale of assets or other agreement or received upon any liquidation of the Company or such other corporation (all hereinafter called the "Pledged Securities").
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         2.2 Upon the  execution of this  Agreement,  Pledgor  shall  deliver to
Secured Party certificates for the Pledged Securities, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank. Immediately upon receipt, Pledgor shall deliver to Secured Party all certificates and other evidences of the Pledged Securities that come into the possession, custody or control of Pledgor, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank, and any other property constituting part of the Pledged Securities, free and clear of any prior lien, claim, charge or encumbrance.

         2.3 Secured Party may receive, hold and/or dispose of the Pledged Securities subject and pursuant to all the terms, conditions and provisions hereof and of the Credit Agreement (defined below) until the Obligation (defined below) has been discharged in full. Secured Party is hereby authorized and empowered to take any and all action with respect to such property as authorized under this Agreement. In its discretion and without notice to Pledgor, Secured Party may take any one or more of the following actions if an Event of Default has occurred and is continuing, without liability except to account for property actually received by it:

                  (a) transfer to or register in its name or the name of its nominee any of the Pledged Securities, with or without indication of the security interest herein created, and/or the proxy granted to it in
         Section 5.1; and whether or not the Pledged Securities are so transferred or registered, receive the income, dividends and other distributions thereon except for cash dividends permitted to be paid under the terms of the Credit Agreement and hold them or apply them to the Obligation in any order of priority;

                  (b) exchange any of the Pledged Securities for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Pledged Securities with any committee or depositary upon such terms as the Secured Party may determine; and

                  (c) in its name, or in the name of Pledgor, demand, sue for, collect or receive any money or property (except for cash dividends permitted to be paid under the terms of the Credit Agreement) at any time payable or receivable on account of, or in exchange for, any of the Pledged Securities and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage in the name of Pledgor.

Secured Party shall be under no duty to exercise, or to withhold the exercise of, any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement,
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and shall not be responsible for any failure to do so or delay in so doing.

3.       OBLIGATION SECURED

         This Agreement shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $2,500,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated of even date herewith, made by Borrower, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Note");

                  (b) Payment, performance and observance by Pledgor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Pledged Securities or any part thereof;

                  (c) Payment, performance and observance by Pledgor, Southhampton Enterprises Corp., a British Columbia (Canada) corporation ("SE Corp."), and Borrower of each covenant, condition, provision and agreement contained in that Credit Agreement dated of even date herewith, by and between Pledgor, SE Corp., Borrower and Secured Party (hereinafter called the "Credit Agreement") and in any other document or instrument related to the indebtedness hereby secured and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder; and

                  (d) Payment and performance of any and all other indebtedness, obligations and liabilities of Pledgor, SE Corp and/or Borrower to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

All  of  the  indebtedness  and  obligations   secured  by  this  Agreement  are
hereinafter collectively called the "Obligation."

4.       REPRESENTATIONS AND WARRANTIES OF PLEDGOR

         Pledgor hereby represents and warrants that:
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         4.1 If Pledgor is a corporation,  partnership or trust,  it (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its business as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Agreement. The execution, delivery and performance by Pledgor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions of, nor constitute a default under, any agreement or instrument under which Pledgor is a party or is obligated. Pledgor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         4.2 The address of Pledgor set forth at the beginning of this Agreement is the chief executive office of Pledgor (or Pledgor's residence if Pledgor is an individual without an office).

         4.3 The Pledged Securities are and shall be duly and validly issued and pledged in accordance with applicable law, and this Agreement shall not contravene any law, agreement or commitment binding Pledgor or the Company, and Pledgor shall defend the right, title, lien and security interest of Secured Party in and to the Pledged Securities against the claims and demands of all persons and other entities whatsoever. The stock identified on Schedule 2.1 is all of the issued and outstanding capital stock of the Company.

         4.4 Pledgor has the right, power and authority to convey good and marketable title to the Pledged Securities; and the Pledged Securities and the proceeds thereof are and shall be free and clear of all claims, mortgages, pledges, liens, encumbrances and security interest of every nature whatsoever other than as imposed hereby or as set forth, if at all, on Schedule 4.4 attached hereto.

5.       IRREVOCABLE PROXY

         5.1 Pledgor irrevocably constitutes and appoints Secured Party, whether or not the Pledged Securities have been transferred into the name of Secured Party or its nominee, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same, in the sole discretion of Secured Party:

                  (a) To call a meeting of the stockholders of the Company and to vote the Pledged Securities, to seek the consent of such stockholders, to remove the directors of the Company, or any of them, and to elect new directors of the Company, who thereafter shall manage the affairs of the Company, operate its properties and carry on its
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         business,  and  otherwise  take any action with  respect to the business, properties and affairs of the Company that such new directors shall deem necessary or appropriate, including, but not limited to, the maintenance, repair, renewal or alteration of any or all of the properties of the Company, the leasing, subleasing, sale or other disposition of any or all of such properties, the borrowing of money on the credit of the Company (whether from Secured Party or others) that in the judgment of such new directors shall be necessary to preserve any of such properties or to discharge the obligations of the Company, and the employment of any or all agents, attorneys, counsel, or other employees as deemed by such new directors to be necessary for the proper operation or conduct of the business, properties and affairs of the Company;

                  (b) To consent to any and all actions by or with respect to the Company for which consent of the stockholders of the Company is or may be necessary or appropriate; and

                  (c) Without limitation, to do all things that Pledgor can do or could do as stockholder of the Company, giving Secured Party full power of substitution and revocation;

provided, however, that (i) the foregoing irrevocable proxy shall not be exercisable by Secured Party, and Pledgor alone shall have the foregoing powers, so long as there is no Event of Default hereunder, and (ii) this irrevocable proxy shall terminate at such time as this Agreement is no longer in full force and effect. The foregoing proxy is coupled with an interest sufficient in law to support an irrevocable power and shall be irrevocable and shall survive the death or incapacity of Pledgor. Pledgor hereby revokes any proxy or proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation hereof until such time as this Agreement is no longer in full force and effect.

6.       COVENANTS OF PLEDGOR

         6.1 Pledgor shall not sell, transfer, assign or otherwise dispose of any of the Pledged Securities or any interest therein without obtaining the prior written consent of Secured Party and shall keep the Pledged Securities free of all security interests or other encumbrances except the lien and security interests granted herein and the security interests set forth on
Schedule 4.4 attached hereto.

         6.2 Pledgor shall pay when due all taxes, assessments, expenses and other charges which may be levied or assessed against the Pledged Securities.
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         6.3 Pledgor shall give Secured Party  immediate  written  notice of any change in Pledgor's name as set forth above and of any change in the location of Pledgor's residence.

         6.4 Pledgor, at its cost and expense, shall protect and defend the Pledged Securities, this Agreement and all of the rights of Secured Party hereunder against all claims and demands of other parties. Pledgor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Pledged Securities. Pledgor shall promptly notify Secured Party of any levy, distraint or other seizure, by legal process or otherwise, of all or any part of the Pledged Securities and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         6.5 If Pledgor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Pledged Securities free from other security interests, encumbrances or claims excepting the security interests set forth on
Schedule 4.4 attached hereto , or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same or to so perform.

         6.6 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured hereby, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Pledgor to Secured Party immediately without demand.

         6.7  Secured  Party  shall  use  such   reasonable  care  in  handling,
preserving and protecting the Pledged Securities in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Pledged Securities unless there is affirmative proof of a lack of due care; and lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance. Secured Party shall not be required to take any steps necessary to preserve any rights in the Pledged Securities against prior parties or to protect, perfect, preserve or maintain any security interest given to secure the Pledged Securities.
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         6.8 Immediately upon demand by Secured Party, Pledgor shall execute and deliver to Secured Party such other and additional applications, acceptances, stock powers, authorizations, irrevocable proxies, dividend and other orders, chattel paper, instruments or other evidences of payment and such other documents as Secured Party may reasonably request to secure to Secured Party the rights, powers and authorities intended to be conferred upon Secured Party by this Agreement. All assignments and endorsements by Pledgor shall be in such form and substance as may be satisfactory to Secured Party.

7.       EVENTS OF DEFAULT; REMEDIES

         7.1 As used herein the term "Event of Default" shall have the meaning given to it in the Credit Agreement.

         7.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

                  (a) Declare all or any part of the Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law;

                  (b) Transfer the Pledged Securities or any part thereof into its own name or that of its nominee so that Secured Party or its nominee may appear of record as the sole owner thereof;

                  (c) Vote any or all of the Pledged Securities and give all consents, waivers and ratifications in respect thereof and otherwise acting with respect thereto as though it were the absolute owner thereof;

                  (d)  Exercise  any  and  all  rights  of   conversion,
         exchange, subscription, or any other rights, privileges or options pertaining to any of the Pledged Securities including, but not limited to, the right to exchange, at its discretion,
         any  or  all  of  the  Pledged   Securities  upon  the  merger,
         consolidation,   reorganization,   recapitalization   or  other
         readjustment of the Company or upon the exercise by Pledgor or Secured Party of any right, privilege or option pertaining to any of the shares of the Pledged Securities, and in connection therewith to deposit and deliver such shares of Pledged Securities with any committee, depository, transfer agent, registrar or any other agency upon such terms as Secured Party may determine without liability except to account for the property actually received by it;
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                  (e)   Receive   and  retain  any   dividend  or  other
         distribution on account of the Pledged Securities;

                  (f) Sell any or all of the Pledged Securities in accordance with the provisions hereof;

                  (g) Insure any of the Pledged Securities;

                  (h) In its name, or in the name of Pledgor, make any compromise or settlement deemed advisable with respect to any of the Pledged Securities; and

                  (i) Exercise any or all of its other rights, power and privileges hereunder or available at law or in equity;

but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. Pledgor waives all rights to be advised or to receive any notices, statements or communications received by Secured Party or its nominee as the record owner of all or any of the Pledged Securities. Any cash received and retained by Secured Party as additional collateral hereunder may be applied to payment in the manner provided in Subparagraph 7.3(c) below.

         7.3 In connection with Secured Party's right to sell any or all of the Pledged Securities, upon the occurrence of any Event of Default and at any time while such Event of Default is continuing:

                  (a) (i) Secured Party shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any part of the Pledged Securities in one or more units, at the same or different times, and all right, title and interest, claim and demand therein, and right of redemption thereof, at private sale, or at public sale to the highest bidder for cash, upon credit or for future delivery, Pledgor hereby waiving and releasing to the fullest extent permitted by law any and all equity or right of redemption. If any of the Pledged Securities are sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to purchase or pay for same, and, in the event of any such failure, Secured Party may resell such Pledged Securities. In no event shall Pledgor be credited with any part of the proceeds of the sale of any Pledged Securities until cash payment thereof has actually been received by Secured Party.

                           (ii) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in
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         connection  with any sale or  other  disposition  of all or any part of the Pledged Securities that threatens to decline speedily in value or that is of a type customarily sold on a recognized market; otherwise Secured Party shall give Pledgor at least five (5) days' prior notice of the time and place of any public sale or of the time after which any private sale or other dispositions are to be made, which Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. Upon any sale, whether under this Agreement or by virtue of judicial proceedings, Secured Party may bid for and purchase any or all of the Pledged Securities and, upon compliance with the terms of the sale, may hold, retain, possess and dispose of such items in its own absolute right without further accountability, and as purchaser at such sale, in paying the purchase price, may turn in any note or notes held by Secured Party in lieu of cash up to the amount that would, upon distribution of the net proceeds of such sale in accordance with Subparagraph 7.3(c) hereof, be payable to Secured Party. In case the amount so payable thereon shall be less than the amount due thereon, the note or notes turned in (in lieu of cash) shall be returned to the holder thereof after being properly stamped to show the partial payment effected by such purchase.

                  (b) Pledgor recognizes that Secured Party may be unable to effect a sale to the public of all or a part of the Pledged Securities by reason of prohibitions contained in applicable securities laws, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that sales so made may be at prices and other terms less favorable to the seller than if such Pledged Securities were sold to the public, and that Secured Party has no obligation to delay sale of any such Pledged Securities for the period of time necessary to permit the issuer of such Pledged Securities to register the same for sale to the public under applicable securities laws. Pledgor agrees that negotiated sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (c) In all sales of Pledged Securities, public or private, Secured Party shall apply the proceeds of sale as follows:

                           (i) First, to the payment of all costs and expenses incurred hereunder or for
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                  the sale,  transfer,  or delivery,  including broker's
                  and attorneys' fees;

                           (ii) Next to the  payment of the  Obligation;
                  and

                           (iii) The  balance,  if any, to Pledgor or to
                  the person or persons entitled thereto upon proper demand.

         7.4 Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities and any instruments, documents and statements that Pledgor is obligated to furnish or execute hereunder. Pledgor shall execute and deliver such additional documents as may be necessary to enable Secured Party to implement such right.

         7.5 Pledgor shall pay all costs and expenses, including without limitation court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         7.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

8.       MISCELLANEOUS PROVISIONS
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         8.1 The  acceptance  of this  Agreement  by Secured  Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the right and interest granted herein; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         8.2 Without notice or demand, without the necessity for any additional endorsements, without affecting the obligations of Pledgor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the rights and interests granted herein, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Pledged Securities from this Agreement.

         8.3 Pledgor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof;
(iii) the benefits of any legal or equitable doctrine or principle of marshalling; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         8.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the laws of the State of California, except to the extent Secured Party has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         8.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Pledgor and a duly authorized officer of Secured Party.

         8.6 This is a continuing agreement, which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

         8.7 No setoff or claim that Pledgor now has or may in the future have against Secured Party shall relieve Pledgor from paying or performing its obligations hereunder.

         8.8 Time is of the essence hereof. If more than one Pledgor is named herein, the word Pledgor shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of the note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         8.9 Except for telephonic notices (if any) permitted herein, any notices or other communications required or permitted to be given by this Agreement to Pledgor or Secured Party must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by telefacsimile delivered or transmitted (but confirmed on the date the telefacsimile is transmitted by one of the other methods of giving of notice provided in this Section), to the person to whom such notice or communication is directed, to the address of such person as follows:

         Pledgor:        Southhampton Enterprises Inc.
                         9211 Diplomacy Row
                         Dallas, Texas  75247
                         Attn:  L. Steven Haynes
                         Telecopier: (214) 631-7297

         Secured Party:  Imperial Bank
                         9920 South La Cienega Boulevard
                         Suite 636
                         Inglewood, California 90301

                         Attention: General Counsel
                         Telecopier: (310) 417-5695

         With a copy (which shall not constitute notice) to:

                         Imperial Bank
                         One Arizona Center
                         Suite 900
                         Phoenix, Arizona  85004
                         Attention: Edmund Ozorio
                         Telecopier:  (602) 952-8643

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the person to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid; or, if mailed, on the third day after it is mailed as aforesaid; or, if transmitted by telefacsimile, on the day that such notice is transmitted and confirmed as aforesaid; provided that notice to Secured Party shall be deemed effective only if given to Secured Party at both notice addresses. Pledgor or Secured Party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section.

         8.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

9.       NON-PLEDGOR BORROWER PROVISIONS

         9.1 All advances of principal under the Note shall be made to Borrower subject to and in accordance with the terms thereof. It is not necessary for Secured Party to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf. Pledgor is and shall continue to be fully informed as to all aspects of the business affairs of Borrower that it deems relevant to the risks it is assuming and hereby waives and fully discharges Secured Party from any and all obligations to communicate to Pledgor any facts of any nature whatsoever regarding Borrower and Borrower's business affairs.

         9.2 Pledgor authorizes Secured Party, without notice or demand, without affecting the obligations of Pledgor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the lien created hereby, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Pledgor waives and agrees not to assert: (i) any right to require Secured Party to proceed against Borrower; (ii) the benefits of any statutory provision limiting the liability of a surety; and (iii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Pledgor shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has, or may hereafter have, against Borrower.

         9.3 Nothing contained herein shall affect or limit the right of Secured Party to proceed against any person or entity, including Pledgor or any partner in Pledgor, with respect to the enforcement of any guarantee or other similar rights.

         9.4 Pledgor waives all right and defenses that Pledgor may have because a principal's liability for the Obligation is at any time secured by real property. This means, among other things: (1) Secured Party may pursue its remedies against Pledgor without first foreclosing on any real or personal property collateral pledged by Borrower; and (2) if Secured Party forecloses on any real property collateral pledged by Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and
(B) Secured Party may pursue its remedies against Pledgor even if Secured Party, by foreclosing on the real property collateral, has destroyed any right Pledgor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Pledgor may have because a principal's liability for the Obligation is at any time secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Furthermore, Pledgor waives all rights and defenses arising out of an election of remedies by Secured Party, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a secured obligation, has destroyed Pledgor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                          SOUTHHAMPTON ENTERPRISES INC.,
                                          a Texas corporation



Witness (Other than Notary
Public)

                                          By:  /s/ L. Steven Haynes
                                          Type/Print Name:  L. Steven Haynes
                                          Title:            Secretary
/s/ Louis B. Lloyd
Type/Print Name: Louis B. Lloyd
                                                                         PLEDGOR

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 7th day of May, 1997, by L. Steven Haynes, the Secretary of SOUTHHAMPTON ENTERPRISES INC., a Texas corporation, on behalf of such corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Melissa M. Derkaz
                                        Notary Public
My commission expires:



My Commission Expires July 31, 1997

                                  SCHEDULE 2.1


         All issued and outstanding shares of stock in The Antigua Group, Inc., a Nevada corporation, now or hereafter owned by Pledgor, which as of the date hereof consists of 2,074,600 shares of common stock as evidenced by Certificate Nos.
     ----------------------.

                                  SCHEDULE 4.4

                           PERMITTED SECURITY INTEREST


         1. A junior security interest in favor of The Cruttenden Roth Bridge Fund, LLC, and securing (a) repayment of a loan to Borrower in the principal amount of $1,020,000 and (b) payment and performance of obligations incidental to such loan.

         2. A junior security interest in favor of Thomas E. Dooley, as agent for the entities described in Schedule 4.4A, and securing (a) repayment of indebtedness in the aggregate principal amount of approximately $6,378,000 and
(b) payment and performance of obligations incidental to such indebtedness.

         3. A security interest granted in connection with a refinancing of the indebtedness described in items 1 and 2 above, but only if such security interest is a Permitted Lien (as defined in the Credit Agreement).

                                  SCHEDULE 4.4A

                                     SELLER


Thomas E. Dooley, Jr. and Gail E. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88.

Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley.

Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley.

E. Louis Werner, Jr., Trustee, E. Louis Werner, Jr., Revocable Intervivos Trust dated December 31, 1982.

Peter J. Dooley, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989.
                                       19